                                 EXHIBIT 10.100

                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       A. Daniel Sharplin ("Sharplin") is the assignee of Spears, Benzak, Salomon & Farrell, Inc. (SBSF). SBSF participated in the 1994 CCC financing by investing $150,000, which investment initially entitled SBSF to receive shares of the Company's CCC Preferred Stock issued by NDE Environmental Corporation (the "Company") (the "CCC Holdings"). Sharplin as assignee of SBSF, is entitled to continue to hold 30 CCC Preferred Shares. Sharplin, as assignee of SBSF, and the Company acknowledge that certain of the documents evidencing the CCC Holdings were not issued to and/or delivered to SBSF or to Sharplin. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Sharplin's election to convert all of the CCC Holdings into 24,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreement, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Sharplin's name and delivered to Sharplin at the address set forth below. This notice shall be effective March 31, 1995.


Agreed and Acknowledged this                      A. Daniel Sharplin
        day of        , 1995
-------        ------                             ------------------------------
                                                            (Signature)
NDE Environmental Corporation


By:                                               Date:
   ---------------------------                          ------------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer                    SSN:
                                                       -------------------------

                                                  Address:   3509 Needles Drive
                                                             Austin, TX  78746


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                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       Lagunitas Partners, L.P. ("Lagunitas") participated in the 1994 CCC financing by investing $50,000, which investment initially entitled Lagunitas to receive shares of the Company's CCC Preferred Stock Issued By NDE Environmental Corporation (The "Company") (the "CCC Holdings"). Lagunitas is entitled to continue to hold 10 CCC Preferred Shares. Lagunitas and the Company acknowledge that certain of the documents evidencing the CCC Holdings were not issued to and/or delivered to Lagunitas. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Lagunitas' election to convert all of the CCC Holdings into 8,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreement, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Lagunitas' name and delivered to Lagunitas at the address set forth below. This notice shall be effective March 31, 1995.

Agreed and Acknowledged this               Lagunitas Partners, L.P.
      day of          , 1995
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                                                       (Signature)
NDE Environmental Corporation


By:                                        Date:
    ---------------------------                 --------------------------------
    Jay Allen Chaffee, Chairman
    and Chief Executive Officer            SSN:
                                                --------------------------------
                                           Address:  50 Osgood Place, Penthouse
                                                     San Francisco, CA 94153


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                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       Proactive Partners, L.P. ("Proactive") participated in the 1994 CCC financing by investing $100,000, which investment initially entitled Proactive to receive shares of the Company's CCC Preferred Stock issued by NDE Environmental Corporation (the "Company") (the "CCC Holdings"). Proactive is entitled to continue to hold 20 CCC Preferred Shares. Proactive and the Company acknowledge that certain of the documents evidencing the CCC Holdings were not issued to and/or delivered to Proactive. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Proactive's election to convert all of the CCC Holdings into 16,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreement, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Proactive's name and delivered to Proactive at the address set forth below. This notice shall be effective March 31, 1995.

Agreed and Acknowledged this               Proactive Partners, L.P.
      day of          , 1995
-----        --------                      -------------------------------------
                                                       (Signature)
NDE Environmental Corporation


By:                                        Date:
    ---------------------------                 --------------------------------
    Jay Allen Chaffee, Chairman
    and Chief Executive Officer            SSN:
                                               ---------------------------------

                                           Address:  50 Osgood Place, Penthouse
                                                     San Francisco, CA 94153